UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 17, 2024

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	DRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 17, 2024, Darden Restaurants, Inc., a Florida corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Parent, Cheetah Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), and Chuy’s Holdings, Inc., a Delaware corporation (the “Company”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly owned subsidiary of Parent (the “Surviving Corporation”) in accordance with the Delaware General Corporation Law (as amended, the “DGCL”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be automatically canceled and (other than shares of Company Common Stock that are (1) owned or held in treasury by the Company, (2) owned by Parent or Merger Sub (or any of their respective affiliates) or (3) owned by stockholders who have properly exercised appraisal rights for such shares in accordance with Section 262 of the DGCL) converted into the right to receive $37.50 in cash without interest (the “Per Share Merger Consideration”).

Pursuant to the Merger Agreement, each of the options (whether vested and exercisable or unvested) to purchase shares of Company Common Stock outstanding and unexercised under the Company’s 2020 Omnibus Incentive Plan or the Company’s 2012 Omnibus Equity Incentive Plan (the “Company Stock Options”) immediately prior to the Effective Time, will be automatically converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Company Stock Option, by (2) the aggregate number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time.

Pursuant to the Merger Agreement, each of the Company’s restricted stock units (the “Company RSUs”) that have been granted and are outstanding as of immediately prior to the Effective Time, will be deemed to have been earned and become fully vested and will be cancelled and extinguished as of the Effective Time. In exchange therefor, each former holder of any such Company RSU will have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (1) the number of shares of Company Common Stock subject to such Company RSU by (2) the Per Share Merger Consideration.

Consummation of the Merger is subject to the satisfaction or (to the extent permitted by applicable law) waiver of certain mutual customary closing conditions, including (1) the affirmative vote of a majority of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”), (2) the absence of an order or law prohibiting the Merger or making consummation of the Merger illegal or otherwise prohibited and (3) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the other party’s Merger Agreement representations and warranties (subject to materiality qualifiers) as of the date of the Merger Agreement and as of the Closing Date (as defined in the Merger Agreement), and the other party’s compliance with its Merger Agreement covenants and agreements in all material respects. In addition, the obligation of Parent and Merger Sub to consummate the Merger is subject to the absence, since the date of the Merger Agreement, of a Company Material Adverse Effect (as defined in the Merger Agreement). Parent’s and Merger Sub’s respective obligations to consummate the Merger are not subject to a financing condition.

The Merger Agreement includes representations, warranties and covenants of the Company, Parent and Merger Sub customary for a transaction of this nature. The Company has also agreed (1) to use reasonable best efforts to conduct its business in all material respects in the ordinary course of business consistent with past practice, (2) not to take certain actions, including declaring or paying any dividend in respect of the Company’s capital stock or other equity or voting interests, (3) to hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval (the “Company Stockholder Meeting”) and (4) subject to certain customary exceptions, for the board of directors of the Company (the “Company Board”) to recommend that the Company’s stockholders approve and adopt the Merger Agreement, in each case, prior to the earlier to occur of the termination of the Merger Agreement and the Effective Time.

From the execution of the Merger Agreement until 11:59 p.m., New York City time, on August 16, 2024 (the “No-Shop Period Start Date”), the Company, its subsidiaries and their representatives have the right to, subject to the terms of the Merger Agreement, (1) solicit, initiate, encourage or facilitate any inquiry, discussion, offer, request, negotiation or proposal that constitutes, or could reasonably be expected to result in, an Acquisition Proposal (as defined in the Merger Agreement), including providing, subject to an acceptable confidentiality agreement, non-public information and data to any third party (and such third party’s representatives, including potential financing sources) in connection with any such inquiry, discussion, offer, request, negotiation or proposal, and (2) engage in, enter into, continue or otherwise participate in discussions or negotiations with any third party (and such third party’s representatives, including potential financing sources) with respect to any Acquisition Proposal.

From the No-Shop Period Start Date until the earlier of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary “no-shop” restrictions on its ability to solicit, initiate, encourage or facilitate any alternative Acquisition Proposals from third parties, including restrictions on the Company’s ability to provide information (including non-public information and data) to any third party (or such third party’s representatives) and engage in, enter into, or participate in any discussions or negotiations with any third party (or such third party’s representatives) regarding alternative Acquisition Proposals. Notwithstanding these restrictions, the Company may, under certain circumstances prior to obtaining the Company Stockholder Approval (1) provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited written bona fide Acquisition Proposal that the Company Board has determined in good faith (after consultation with its independent financial advisors and outside legal counsel) constitutes or is reasonably expected to result in a Superior Proposal (as defined in the Merger Agreement), and that failing to do so would be inconsistent with the Company Board’s fiduciary duties under applicable law and (2) continue to engage in activities permitted prior to the No-Shop Period Start Date with respect to any Excluded Party (as defined in the Merger Agreement).

The Merger Agreement contains customary termination rights, including that each of Parent or the Company can terminate the Merger Agreement under certain circumstances, including (1) if the transactions contemplated by the Merger Agreement are not consummated on or before February 17, 2025 (the “End Date”), (2) if a court of competent jurisdiction or other governmental authority has issued a final non-appealable order or other final action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger, or (3) the Company Stockholder Approval was not obtained at the Company Stockholder Meeting. The Company may also terminate the Merger Agreement prior to obtaining the Company Stockholder Approval if the Company Board, among other things, changes or fails to support the Company Board’s recommendation that the Merger Agreement be adopted by the Company’s stockholders (an “Adverse Recommendation Change”) in order to enter into an agreement providing for a Superior Proposal, subject to the payment of the termination fee described below. Parent may also terminate the Merger Agreement if, prior to obtaining the Company Stockholder Approval, the Company Board effects an Adverse Recommendation Change, provided that such termination must occur within 10 business days of such Adverse Recommendation Change, or if the Company materially breaches its “no-shop” restrictions in the Merger Agreement.

The Company will pay Parent a $11,210,529 termination fee if, prior to the tenth day after the No-Shop Period Start Date, the Company terminates the Merger Agreement to enter into an agreement providing for a Superior Proposal with a party who submitted a written bona fide Acquisition Proposal after the date hereof and before the No-Shop Period Start Date (a “Go-Shop Termination”). The Company will pay Parent a $22,421,057 termination fee if (1) prior to obtaining the Company Stockholder Approval, the Company terminates the Merger Agreement to enter into an agreement providing for a Superior Proposal other than in connection with a Go-Shop Termination, (2) prior to obtaining the Company Stockholder Approval, Parent terminates the Merger Agreement because of an Adverse Recommendation Change, provided that such termination must occur within 10 business days of such Adverse Recommendation Change, or if the Company materially breaches its “no-shop” restrictions in the Merger Agreement (the “Adverse Recommendation Change Termination”) or (3) Parent or the Company terminates the Merger Agreement because the Company Stockholder Approval was not obtained at the Company Stockholder Meeting and Parent would have also been entitled to terminate the Merger Agreement because of an Adverse Recommendation Change Termination.

The Merger Agreement also provides that the Company will pay Parent a $22,421,057 termination fee if (1)(A) Parent or the Company terminates the Merger Agreement because the transactions contemplated by the Merger Agreement were not consummated on or before the End Date, (B) Parent or the Company terminates the Merger Agreement because the Company Stockholder Approval was not obtained or (C) Parent terminates the Merger Agreement because the Company breached any representation, warranty, covenant or agreement in the Merger Agreement and did not timely cure such breach, (2) an Acquisition Proposal has been publicly disclosed (and not publicly withdrawn), and (3) the Company consummates an Acquisition Proposal within 12 months of such termination or enters into a definitive agreement for an Acquisition Proposal within 12 months of such termination, which transaction is ultimately consummated. The parties to the Merger Agreement are also entitled to specifically enforce the terms and provisions of the Merger Agreement.

The Merger Agreement has been (1) unanimously approved by the board of directors of Parent, (2) unanimously approved by the board of directors of Merger Sub, and (3) approved by the sole stockholder of Merger Sub. The Company Board has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, are fair to, advisable and in the best interests of the Company and its stockholders, (2) approved the Merger Agreement and the transactions contemplated thereby and declared them advisable, (3) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and consummation of the transactions contemplated therein, (4) subject to its rights to effect an Adverse Recommendation Change and/or terminate the Merger Agreement, determined to recommend that the stockholders of the Company approve the Merger and adopt the Merger Agreement and (5) directed that the Merger Agreement be submitted to a vote of the Company’s stockholders for purposes of obtaining the Company Stockholder Approval.

If the Merger is consummated, the Company Common Stock will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended, as promptly as practicable following the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated therein.

The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by a disclosure letter delivered by the Company to Parent and Merger Sub in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01	Other Events.

On July 17, 2024, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including statements relating to the acquisition of the Company by Parent and any statements relating to the Company’s business and Parent’s expected operating results and balance sheet, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “goal,” “may,” “will,” “should,” “could,” “potential,” “continues,” or similar expressions. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Such forward-looking statements include those relating to the ability to complete, and the timing of completion of, the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) uncertainty surrounding the number of shares of Company Common Stock that will vote in favor of the Merger; (iii) the risk of legal proceedings that may be or have been instituted related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (viii) Parent’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of the Company; (ix) changes in economic conditions, including inflation, increasing interest rates, higher unemployment, slowing growth or recession; (x) reductions in consumer discretionary income and general competition in the restaurant industry; (xi) the effect of shortages or increases in labor costs, state or local government regulations related to the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; (xii) risks in the markets where the Company’s restaurants are located; and (xiii) economic, regulatory and other limitations on the Company’s ability to pursue new restaurant openings and other organic growth opportunities. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in Parent’s and the Company’s respective public filings with the SEC from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Parent’s and Company’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Parent and the Company expressly disclaim any intent or obligation to update or revise publicly these forward-looking information or statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 17, 2024, by and among Darden Restaurants, Inc., Cheetah Merger Sub Inc. and Chuy’s Holdings, Inc.

99.1	Joint Press Release, dated July 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Rajesh Vennam
Rajesh Vennam
Senior Vice President, Chief Financial Officer

Date: July 17, 2024